UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04400

T. Rowe Price Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

Equity Income Fund	June 30, 2018

T. ROWE PRICE EQUITY INCOME FUND

HIGHLIGHTS

■	U.S. stocks rose in the first half of 2018 as the bull market entered its tenth year, but volatility increased in the spring as U.S.-China trade tensions heated up. Large-cap value stocks declined.
■	The Equity Income Fund returned -0.50% in the first half of its fiscal year but outpaced the Russell 1000 Value Index and its Lipper peer group index.
■	Stock selection in the consumer discretionary and industrials and business services sectors contributed to performance. Detractors were concentrated in the financials sector, where a few large holdings struggled due to company-specific reasons.

■	We expect more volatility in the near term as the trade rift deepens and potentially leads to a cycle of retaliation between the U.S. and China, which could harm global economic growth.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

U.S. stocks recorded decent gains in the first half of 2018, but unlike last year, investors had to absorb some bumps along the way. In February, volatility spiked and the S&P 500 Index briefly tumbled over 10% from its highs, putting it in correction territory. The major U.S. benchmarks recovered their losses in the spring, eventually bringing the technology-focused Nasdaq Composite Index and the smaller-cap indexes to new highs. Volatility stayed somewhat elevated, however, and many investors clearly remained anxious as the first half of your fund’s fiscal year ended.

Solid corporate and economic fundamentals initially seemed to promise that 2017’s strong stock market momentum might carry forward into 2018. Continued global synchronized growth led to strong profits for many multinationals. In the U.S., earnings for the S&P 500 rose by nearly 25% in the first quarter versus a year before, according to FactSet—the best performance since the recovery from the financial crisis. Profit growth also picked up in Europe, Japan, and emerging markets, even as growth in many international economies cooled a bit.

Inflation fears presented the first obstacle to the markets in February, however. Stocks tumbled on news that hourly wages had jumped in January, sparking fears that the Federal Reserve would pick up its pace of interest rate increases in order to head off inflation. Wage growth moderated in the following months, but a series of strong economic reports raised growth expectations and sent long-term interest rates to multiyear peaks by May. Investors also worried that the massive U.S. fiscal stimulus from December’s tax cuts and March’s spending bill might overheat the economy, though interest rates fell back in late May and June as Fed officials stressed their intention to move slowly in tightening monetary policy.

Trade tensions soon emerged as a second impediment for the markets. The Trump administration began implementing a more populist trade stance in March, announcing tariffs on steel and aluminum imports, threatening to withdraw from the North American Free Trade Agreement (NAFTA), and later raising the possibility of taxing auto imports. The administration also announced a steady escalation in possible tariffs on Chinese goods, eventually targeting a list of $200 billion in Chinese imports. China and other U.S. trading partners vowed to retaliate proportionately.

Investors initially seemed willing to dismiss the tit-for-tat threats as negotiating tactics, but evidence eventually emerged that even the prospect of tariffs was impacting corporate strategies and profit outlooks. Stocks slumped on June 21, after German automaker Daimler lowered its earnings guidance due to possible tariff increases on SUVs it manufactures in the U.S. and sells in China. A few days later, Harley-Davidson revealed that it was planning to move some of its motorcycle production to Europe to avoid retaliatory tariffs recently announced by the European Union.

Boeing, Caterpillar, and other leading exporters suffered declines as trade tensions worsened, but small-caps, which typically have far less international exposure, fared much better than large-caps in the first half of the year. Growth shares continued to outperform value shares despite the strong performance of energy stocks, which benefited from a rise in oil prices to multiyear highs. Stocks in overseas markets reacted particularly poorly to growing trade fears and fell for the period. A decline in many currencies relative to the dollar also weighed on international bond and stock returns for U.S. investors.

Meanwhile, technology shares continued to dominate, with much of the market’s overall gain to date in 2018 concentrated in a handful of mega-cap companies able to leverage dominant Internet platforms. Data breaches and concerns about the growing power of these firms resulted in calls for government intervention in early 2018. For now, however, the threat of increased regulation seems a longer-term one that appears minor in comparison to the powerful fundamental strength of these companies.

T. Rowe Price’s global team of industry experts is monitoring the possible impact of tariffs and other challenges on a wide range of companies—from the global tech titans to small, domestic firms that get little analyst coverage on Wall Street. While the rest of 2018 may bring further surprises, you can rest assured that your portfolio manager is drawing on a wide range of insights in seeking to provide shareholders with superior returns while minimizing the impact of unforeseen political events or other pitfalls.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

The Equity Income Fund returned -0.50% in the six months ended June 30, 2018. The fund outperformed the Russell 1000 Value Index and its peer group, the Lipper Equity Income Funds Index. Returns for the Advisor, R, and I Class shares reflect different fee structures. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The consumer discretionary sector produced several top contributors. Media company Twenty-First Century Fox, which is currently the subject of a bidding war between Comcast and Walt Disney Co., led contributors. Fox’s shares have been on a tear since November, when reports first surfaced that the company was in talks with Disney and hit a record high at the end of June. We have long held Fox as we recognized the value of its unique entertainment assets and think the shares have more upside as Comcast and Disney continue to battle for control of the company. Kohl’s was another contributor as the retailer stepped up efforts to fend off competition from online sellers, including launching a pilot program with Amazon.com in some of its stores. We trimmed our position but maintained exposure to Kohl’s, whose standalone stores distinguish it from mall-based department stores that are struggling with declining traffic. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The industrials and business services sector helped performance. Aerospace company Boeing, whose shares repeatedly hit record highs for much of this year on surging aircraft demand, led advancers. Real estate stocks added value, particularly as a result of our position in Rayonier, a Florida timberland real estate investment trust that owns forests in the U.S. and New Zealand. Rayonier shares gained amid soaring lumber prices, which hit a record high this spring amid a stronger U.S. housing market, wildfires in timber-producing areas, and a trade dispute with Canada. We reduced our position in Rayonier as its stock price approached fully valued levels.

Detractors were concentrated in the financials sector, which weighed on returns as several holdings stumbled due to company-specific reasons. Brighthouse Financial, an insurance and annuities company, performed poorly due to disappointing underwriting activity and selling pressure from MetLife, which spun off the company in 2017. Other hefty detractors included Wells Fargo, which is trying to move past numerous regulatory investigations related to a fake customer accounts scandal in 2016, and MetLife, whose shares fell this year after the insurer revealed two significant accounting errors. We leaned into the declines and added to our positions in all three names, which remain fundamentally sound companies despite the negative headlines.

Information technology stocks detracted slightly from performance, driven by losses in Qualcomm. The chipmaker’s slumping share price reflected numerous challenges, including ongoing royalty disputes with two key customers, slumping profits, and uncertainty regarding its proposed acquisition of NXP Semiconductors, a deal now pending regulatory approval in China.

How is the fund positioned?

The Equity Income Fund seeks to buy well-established, large-cap companies that have a strong record of paying dividends and appear to be undervalued by the market. The fund’s holdings tend to be solid, higher-quality companies that are going through a period of underperformance, reflecting our dual focus on valuation and dividend yield. Each position is the product of careful stock picking based on the fundamental research generated by T. Rowe Price’s team of equity analysts, as opposed to selection based on broader market or macroeconomic trends.

Financials accounted for the fund’s largest sector allocation on an absolute basis and represented roughly one-quarter of its assets at the end of June. Our exposure to financials rose after we increased our position in Franklin Resources. Shares of the asset management company have fallen amid concerns about persistent client outflows, but the company holds a significant amount of cash that it could return to shareholders through special dividends or stock buybacks. We sought to take down risk by trimming economically sensitive names, such as JPMorgan Chase and Fifth Third Bank, and adding to more defensive companies, including PNC Financial Services and U.S. Bancorp, both strong underwriters with broadly diversified revenue streams that have lagged the broad market. In the insurance industry, we eliminated Bermuda-based insurer XL Group on strength after it agreed to be acquired by France’s AXA for a hefty premium in March, and added to Metlife and Chubb.

Our biggest sector overweight at period-end was industrials and business services, an area that features many highly cash-generative companies with durable businesses and diversified end markets. We initiated Alaska Air Group, a high-quality, well-run airline that is rapidly expanding beyond its Pacific Northwest base following its 2017 acquisition of Virgin America. As for sales, we trimmed our positions in industrial equipment maker Illinois Tool Works and in Boeing. We still have confidence in Boeing but pared our position size to reflect a slightly less attractive risk/reward profile after the recent months’ rally.

Real estate represented the smallest sector allocation and largest underweight versus the benchmark. However, our exposure rose after we bought SL Green Realty, a real estate investment trust (REIT) focused on commercial properties in New York City. REIT shares—which typically decline as interest rates rise—have struggled this year as faster U.S. economic growth and policy tightening by the Federal Reserve diminished their appeal relative to Treasuries. However, SL Green owns a portfolio of well-located, high-quality office buildings in Manhattan, and its management team has been taking advantage of the city’s strong real estate market by selling assets at a premium and buying back its own shares at discounted prices.

What is portfolio management’s outlook?

The U.S. economy continued to strengthen in the first half of 2018, as last year’s tax overhaul and financial industry deregulation efforts benefited U.S. consumers and companies. We believe that the broadening economic recovery, strong corporate earnings, and a moderate pace of future Fed rate hikes provide a generally favorable environment for the U.S. economy and stock market for the rest of the year.

On the policy front, however, the risks for investors have grown after this year’s rapid escalation in the U.S.-China trade dispute. Contrary to the claims of U.S. President Trump, trade wars are not good for the economy, and a trade war between the U.S. and China could inflict substantial harm on global growth. Uncertainty surrounding the Trump administration’s trade policies was a chief contributor to financial markets’ volatility in recent months; unfortunately, we expect more turbulence ahead as neither side appears willing to back down. Though the immediate economic impact of tariffs levied by the U.S. and China is relatively insignificant so far, the tit-for-tat cycle could spiral into a broader conflict and unleash protectionist measures in other economies.

Volatility can be unsettling for shareholders, but it also yields better stock-picking opportunities for active managers since it allows us to buy and sell companies at more attractive prices. Many large-cap U.S. companies have lagged the broader market advance for idiosyncratic reasons, making their valuations more appealing for long-term investors. Thanks to T. Rowe Price’s longstanding strength in fundamental research and the collective insights of our equity analysts, we are well equipped to navigate what will likely be a more unpredictable environment as we continue to identify and invest in high-quality, undervalued companies in our ongoing effort to generate solid returns over the long run.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

RISKS OF STOCK INVESTING

As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

VALUE INVESTING RISKS

Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/18
JPMorgan Chase	3.6%
Wells Fargo	3.1
ExxonMobil	2.7
Twenty-First Century Fox	2.3
Microsoft	2.2
Total	2.1
DowDuPont	2.1
Verizon Communications	2.0
Anthem	1.8
Southern Company	1.8
Morgan Stanley	1.8
Johnson & Johnson	1.7
Boeing	1.7
Qualcomm	1.7
Cisco Systems	1.6
Harris	1.6
U.S. Bancorp	1.6
Johnson Controls International	1.5
MetLife	1.4
Hess	1.4
Pfizer	1.4
Medtronic	1.4
Chubb	1.4
State Street	1.4
Becton, Dickinson & Company	1.3
Total	46.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 95.0%		
CONSUMER DISCRETIONARY 7.5%		
Auto Components 0.4%		
Adient	1,880,000	92,477
		92,477
Hotels, Restaurants & Leisure 1.0%		
Las Vegas Sands	2,920,000	222,971
		222,971
Leisure Products 0.6%		
Mattel	7,200,000	118,224
		118,224
Media 4.4%		
Comcast, Class A	6,030,000	197,844
News Corp., Class A	10,725,000	166,238
Twenty-First Century Fox, Class B	10,110,000	498,120
Walt Disney	645,000	67,602
		929,804
Multiline Retail 0.6%		
Kohl's	1,780,000	129,762
		129,762
Specialty Retail 0.5%		
L Brands	2,720,000	100,314
		100,314
Total Consumer Discretionary		1,593,552
CONSUMER STAPLES 6.6%		
Beverages 0.8%		
PepsiCo	1,600,000	174,192
		174,192

Food & Staples Retailing 1.0%		
Wal-Mart	2,485,000	212,840
		212,840
Food Products 2.3%		
Archer-Daniels-Midland	3,120,000	142,989
Kellogg	1,280,000	89,434
Tyson Foods, Class A	3,900,000	268,515
		500,938
Household Products 1.3%		
Kimberly-Clark	2,560,000	269,670
		269,670
Personal Products 0.2%		
Coty, Class A	3,250,000	45,825
		45,825
Tobacco 1.0%		
Philip Morris International	2,555,000	206,291
		206,291
Total Consumer Staples		1,409,756
ENERGY 10.6%		
Oil, Gas & Consumable Fuels 10.6%		
Apache	4,310,000	201,492
Chevron	1,960,000	247,803
EQT	470,000	25,935
Exxon Mobil	6,800,000	562,564
Hess	4,470,000	298,998
Occidental Petroleum	2,895,000	242,254
Total (EUR)	7,350,000	446,335
TransCanada	5,000,000	216,000
Total Energy		2,241,381
FINANCIALS 24.5%		
Banks 12.5%		
Bank of America	1,150,000	32,419
Citigroup	3,690,000	246,935

Fifth Third Bancorp	8,660,000	248,542
JPMorgan Chase	7,270,000	757,534
KeyCorp	9,175,000	179,279
PNC Financial Services Group	1,520,000	205,352
U.S. Bancorp	6,660,000	333,133
Wells Fargo	11,940,000	661,954
		2,665,148
Capital Markets 5.3%		
Ameriprise Financial	295,000	41,265
Bank of New York Mellon	3,150,000	169,879
Franklin Resources	5,320,000	170,506
Morgan Stanley	7,910,000	374,934
Northern Trust	660,000	67,907
State Street	3,155,000	293,699
		1,118,190
Insurance 6.7%		
American International Group	5,180,000	274,644
Brighthouse Financial (1)	3,104,685	124,405
Chubb	2,325,000	295,321
Loews	4,660,000	224,985
Marsh & McLennan	1,285,000	105,331
MetLife	6,950,000	303,020
Willis Towers Watson	630,000	95,508
		1,423,214
Total Financials		5,206,552
HEALTH CARE 11.7%		
Biotechnology 1.2%		
Gilead Sciences	3,530,000	250,065
		250,065
Health Care Equipment & Supplies 1.9%		
Becton Dickinson & Company	490,000	117,384
Medtronic	3,460,000	296,211
		413,595

Health Care Providers & Services 2.6%		
Anthem	1,585,000	377,278
CVS Health	2,700,000	173,745
		551,023
Pharmaceuticals 6.0%		
Bristol-Myers Squibb	2,810,000	155,505
GlaxoSmithKline, ADR	2,170,000	87,473
GlaxoSmithKline (GBP)	6,625,000	133,566
Johnson & Johnson	3,020,000	366,447
Merck	3,650,000	221,555
Pfizer	8,210,000	297,859
		1,262,405
Total Health Care		2,477,088
INDUSTRIALS & BUSINESS SERVICES 9.3%		
Aerospace & Defense 3.3%		
Boeing	1,090,000	365,706
Harris	2,335,000	337,501
		703,207
Air Freight & Logistics 1.2%		
United Parcel Service, Class B	2,345,000	249,109
		249,109
Airlines 1.2%		
Alaska Air Group	1,630,000	98,436
Delta Air Lines	1,670,000	82,732
Southwest Airlines	1,430,000	72,758
		253,926
Building Products 1.5%		
Johnson Controls International	9,320,000	311,754
		311,754
Commercial Services & Supplies 0.3%		
Stericycle (1)	950,000	62,026
		62,026

Electrical Equipment 0.9%		
Emerson Electric	2,400,000	165,936
nVent Electric (1)	1,520,000	38,152
		204,088
Industrial Conglomerates 0.4%		
General Electric	6,100,000	83,021
		83,021
Machinery 0.5%		
Flowserve	830,000	33,532
Illinois Tool Works	65,000	9,005
Pentair	1,630,000	68,590
		111,127
Total Industrials & Business Services		1,978,258
INFORMATION TECHNOLOGY 7.8%		
Communications Equipment 1.6%		
Cisco Systems	8,110,000	348,973
		348,973
Electronic Equipment, Instruments & Components 0.2%		
TE Connectivity	450,000	40,527
		40,527
Semiconductors & Semiconductor Equipment 3.2%		
Analog Devices	310,000	29,735
Applied Materials	2,760,000	127,484
Qualcomm	6,470,000	363,097
Texas Instruments	1,420,000	156,555
		676,871
Software 2.4%		
CA	890,000	31,729
Microsoft	4,740,000	467,411
		499,140
Technology Hardware, Storage & Peripherals 0.4%		
Hewlett Packard Enterprise	2,725,000	39,812

Western Digital	530,000	41,028
		80,840
Total Information Technology		1,646,351
MATERIALS 5.6%		
Chemicals 3.4%		
Akzo Nobel (EUR)	420,000	35,823
CF Industries Holdings	5,410,000	240,204
DowDuPont	6,660,000	439,027
		715,054
Construction Materials 0.7%		
Vulcan Materials	1,135,000	146,483
		146,483
Containers & Packaging 0.9%		
International Paper	3,620,000	188,530
		188,530
Metals & Mining 0.6%		
Nucor	2,140,000	133,750
		133,750
Total Materials		1,183,817
REAL ESTATE 2.8%		
Equity Real Estate Investment Trusts 2.8%		
Equity Residential, REIT	2,710,000	172,600
Rayonier, REIT	4,035,000	156,114
SL Green Realty, REIT	1,230,000	123,652
Weyerhaeuser, REIT	3,710,000	135,267
Total Real Estate		587,633
TELECOMMUNICATION SERVICES 2.9%		
Diversified Telecommunication Services 2.8%		
AT&T	977,160	31,376
CenturyLink	3,000,000	55,920
Telefonica (EUR)	12,450,000	105,669

Verizon Communications	8,320,000	418,579
		611,544
Wireless Telecommunication Services 0.1%		
Vodafone Group (GBP)	4,975,000	12,051
		12,051
Total Telecommunication Services		623,595
UTILITIES 5.0%		
Electric Utilities 3.5%		
Edison International	2,350,000	148,685
Evergy	1,717,548	96,440
PG&E	2,760,000	117,466
Southern Company	8,140,000	376,963
		739,554
Multi-Utilities 1.5%		
NiSource	9,965,447	261,892
Sempra Energy	430,000	49,927
		311,819
Total Utilities		1,051,373
Total Miscellaneous Common Stocks 0.7% (2)		153,365
Total Common Stocks (Cost $14,415,451)		20,152,721
CONVERTIBLE PREFERRED STOCKS 2.2%		
HEALTH CARE 0.8%		
Health Care Equipment & Supplies 0.8%		
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	2,699,275	167,065
Total Health Care		167,065
UTILITIES 1.4%		
Electric Utilities 0.8%		
NextEra Energy, 6.12%, 9/1/19	2,835,000	161,959
Multi-Utilities 0.6%		
DTE Energy, 6.50%, 10/1/19	685,000	35,304

Sempra Energy, Series A, 6.00%, 1/15/21	960,000	100,145
		135,449
Total Utilities		297,408
Total Convertible Preferred Stocks (Cost $404,307)		464,473
CORPORATE BONDS 0.7%		
Axa, 7.25%, 5/15/21 (3)	38,457,000	40,227
Mattel, 6.75%, 12/31/25 (3)	99,877,000	97,130
Total Corporate Bonds (Cost $137,149)		137,357
BOND MUTUAL FUNDS 0.5%		
T. Rowe Price Institutional Floating Rate Fund, 4.94% (4)(5)	10,189,114	101,280
Total Bond Mutual Funds (Cost $100,381)		101,280
SHORT-TERM INVESTMENTS 1.6%		
Money Market Funds 1.6%		
T. Rowe Price Government Reserve Fund, 1.91% (5)(6)	348,218,839	348,219
Total Short-Term Investments (Cost $348,219)		348,219
Total Investments in Securities		
100.0% of Net Assets (Cost $15,405,507)		**$ 21,204,050**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at June 30, 2018 amounts to $137,357 and represents 0.7% of net assets.
(4) SEC 30-day yield
(5) Affiliated Company
(6) Seven-day yield
ADR American Depositary Receipts
EUR Euro
GBP British Pound
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks. The fund has four classes of shares: the Equity Income Fund (Investor Class), the Equity Income Fund–Advisor Class (Advisor Class), the Equity Income Fund–R Class (R Class), and the Equity Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2018.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2018, the fund realized $11,836,000 of net gain on $26,481,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2018, the Fund held no derivative instruments.

Additionally, during the six months ended June 30, 2018, the fund recognized $633,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,012,714,000 and $2,806,873,000, respectively, for the six months ended June 30, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $15,420,260,000. Net unrealized gain aggregated $5,783,773,000 at period-end, of which $6,504,124,000 related to appreciated investments and $720,351,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.2125% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2018, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $2,678,000 for T. Rowe Price Services, Inc.; and $1,072,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2018, the fund was charged $255,000 for shareholder servicing costs related to the college savings plans, of which $152,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At June 30, 2018, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2018, the fund was allocated $712,000 of Spectrum Funds’ expenses. Of these amounts, $437,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2018, approximately 7% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended June 30, 2018, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the fund had no purchase or sales cross trades with other funds or accounts advised by Price Associates.

On June 6, 2016, Price Associates offered, and the fund’s Board of Directors accepted, a voluntary payment to compensate the fund for a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action in Delaware court of Chancery due to a proxy voting error in 2013. The amount paid by Price Associates remains subject to further increase or decrease in the event of a court-determined change in the fair valuation of Dell shares on appeal, or payment received by the fund from any other source to compensate for the loss of value on its Dell shares. On December 14, 2017, the Delaware Supreme Court reversed the Court of Chancery’s enhanced valuation of Dell shares (appraisal value) and remanded the case to the Court of Chancery for further proceedings. While the ultimate outcome of the proceedings is uncertain, based on the language in the Delaware Supreme Court’s opinion, Price Associates believes it probable that the fair valuation of Dell shares will ultimately be reduced below the appraisal value, either by a court decision or a settlement agreement among the litigants. Accordingly, the fund recorded an initial liability reflecting a contingent repayment to Price Associates (repayment) based on an estimated reduction of the fair valuation of Dell shares. Effective May 9, 2018, based on additional relevant information to the case, the fund increased its liability. The impact of recording this additional liability on the fund’s results from operation is reflected separately under change in net unrealized gain/loss in the accompanying financial statements. The fund’s liability may be increased by an amount up to the full amount initially paid by Price Associates, $86,642,000, or decreased as additional information becomes available in the future; however no repayment will be made unless or until there is a final, non-appealable judgment in the appraisal.

NOTE 7 - LITIGATION

The fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court. In light of a Supreme Court decision in an unrelated case, the bankruptcy trustee on behalf of the Committee has sought leave to amend its complaint that was dismissed on January 9, 2017. Additionally, the Supreme Court has deferred its decision on the petition for a writ of certiorari filed in the second action. In light of the deferral, the Second District Court of Appeals issued an Order on May 15, 2018, recalling the mandate. The complaints allege no misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $312,460,000 (1.47% of net assets), and the fund will incur legal expenses. Management continues to assess the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. The Board noted that, effective October 30, 2017, the fund entered into a new Advisory Contract as a result of the fund being reorganized and redomiciled from a Massachusetts business trust to a Maryland corporation, and there were no material changes from the previous investment management agreement that was in place with the Advisor. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets that declines at certain asset levels—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the second quintile (Investor Class Expense Group and Expense Universe) and third quintile (Advisor Class Expense Group), and the fund’s total expenses ranked in the first and third quintiles (Investor Class Expense Group) and first quintile (Advisor Class Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018